Exhibit 99.1
PRESS RELEASE

CEA Industries Inc. Regains Compliance with Nasdaq Annual Meeting Requirement

CEA Industries has regained compliance with Nasdaq Listing Rule 5620(a) after holding its 2026 Special Meeting in Lieu of Annual Meetings of Stockholders on July 22, 2026

LOUISVILLE, CO, August 10, 2026 (GLOBE NEWSWIRE) -- CEA Industries Inc. (Nasdaq: BNC) (“CEA Industries,” “BNC” or the “Company”), a growth-oriented company focused on managing the world’s largest corporate treasury of BNB, today announced that it has received written notification from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") confirming that the Company has regained compliance with the annual meeting requirement under Nasdaq Listing Rule 5620(a) and that the matter is now closed.

Nasdaq previously notified the Company on May 7, 2026, that it was not in compliance with Nasdaq Listing Rule 5620(a), which requires a listed company to hold an annual meeting of stockholders within twelve months of the end of its fiscal year. The Company held its 2026 Special Meeting in Lieu of Annual Meetings of Stockholders on July 22, 2026, and reported the final voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on July 24, 2026.

The Company's common stock and warrants continue to be listed and traded on the Nasdaq Capital Market under the symbols "BNC," "BNCWW" and "BNCWZ."

About CEA Industries Inc.
CEA Industries Inc. (Nasdaq: BNC) is a growth-oriented company that focuses on building category-leading businesses in consumer markets, including building and managing the world’s largest corporate treasury of BNB.

Forward-Looking Statements
This press release contains statements that constitute “forward-looking statements” within the meaning of the U.S. federal securities laws. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. BNC’s expectations, beliefs and projections are expressed in good faith and BNC believes there is a reasonable basis for them. However, there can be no assurance that BNC’s expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties, including forward-looking statements regarding the Company’s continued compliance with Nasdaq listing requirements. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC’s business, as well as other important factors that may have affected and could in the future affect BNC’s actual results and could cause BNC’s actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to, BNC’s ability to keep pace with new technology and changing market needs; BNC’s ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; the competitive environment of BNC’s business; and the future value and adoption of BNB. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC’s control. In addition, these forward-looking statements and the information in this press release are qualified in their entirety by cautionary statements and risk factor disclosures contained in BNC’s filings with the SEC, including BNC’s most recent Annual Report on Form 10-K and BNC’s subsequent filings with the SEC, as each may be amended or supplemented from time to time. Copies of BNC’s filings with the SEC are available on the SEC’s website at www.sec.gov. BNC undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law.

CEA Industries Media Inquiries: bnc@cw8.co
CEA Industries Investor Relations: james@haydenir.com